UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2012

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 0-12668

Iowa	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

131 Main Street, Hills, Iowa  52235
 (Address of principal executive office)

Registrant's telephone number, including area code:  (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On August 14, 2012, the Audit Committee of the Board of Directors of Hills Bancorporation (the “Company”) selected BKD LLP (“BKD”) to be appointed as the Company’s independent registered public accounting firm commencing with the quarter ended September 30, 2012.  The decision to change auditors was the result of a request for proposal process in which the Company evaluated the credentials of several firms.

During the Company’s two most recent fiscal years ended December 31, 2011 and 2010 and through August 14, 2012, neither the Company nor anyone on its behalf has consulted BKD with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the selection of BKD, on August 14, 2012, the Audit Committee also dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.  The Company has given permission to KPMG to respond fully to the inquiries of the successor auditor.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and from January 1, 2012 through August 14, 2012, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its audit reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2011 and 2010 and the subsequent interim periods through June 30, 2012, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the above disclosures and has requested that KPMG furnish the Company a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of KPMG’s letter dated August 15, 2012 is attached as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP dated August 15, 2012

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: August 15, 2012	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP dated August 15, 2012